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                                                                    EXHIBIT 24.0



                               POWER OF ATTORNEY

          OFFICERS AND DIRECTORS OF CELL ROBOTICS INTERNATIONAL, INC.



     The undersigned director of Cell Robotics International, Inc., a Colorado corporation (the "Corporation"), which proposes to file a Form SB-2 Registration Statement under the provisions of the Securities Act of 1933 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints Ronald
K. Lohrding, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Registration Statement on Form SB-2 and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Registration Statement on Form SB-2 with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed this 29th day of June, 2000.

                                         /s/ Mark Waller
                                         -----------------------------
                                         MARK WALLER


                               POWER OF ATTORNEY

          OFFICERS AND DIRECTORS OF CELL ROBOTICS INTERNATIONAL, INC.



     The undersigned director of Cell Robotics International, Inc., a Colorado corporation (the "Corporation"), which proposes to file a Form SB-2 Registration Statement under the provisions of the Securities Act of 1933 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints Ronald
K. Lohrding, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Registration Statement on Form SB-2 and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Registration Statement on Form SB-2 with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed this 29th day of June, 2000.

                                         /s/ Raymond Radosevich
                                         -----------------------------
                                         RAYMOND RADOSEVICH


                               POWER OF ATTORNEY

          OFFICERS AND DIRECTORS OF CELL ROBOTICS INTERNATIONAL, INC.

     The undersigned director of Cell Robotics International, Inc., a Colorado corporation (the "Corporation"), which proposes to file a Form SB-2 Registration Statement under the provisions of the Securities Act of 1933 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints Ronald
K. Lohrding, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Registration Statement on Form SB-2 and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Registration Statement on Form SB-2 with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed this 29th day of June, 2000.

                                         /s/ Debra Bryant
                                         -----------------------------
                                         DEBRA BRYANT


                               POWER OF ATTORNEY

          OFFICERS AND DIRECTORS OF CELL ROBOTICS INTERNATIONAL, INC.



     The undersigned director of Cell Robotics International, Inc., a Colorado corporation (the "Corporation"), which proposes to file a Form SB-2 Registration Statement under the provisions of the Securities Act of 1933 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints Ronald
K. Lohrding, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Registration Statement on Form SB-2 and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Registration Statement on Form SB-2 with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed this 29th day of June, 2000.

                                         /s/ Steve Crees
                                         -----------------------------
                                         STEVE CREES



                               POWER OF ATTORNEY

          OFFICERS AND DIRECTORS OF CELL ROBOTICS INTERNATIONAL, INC.



     The undersigned director of Cell Robotics International, Inc., a Colorado corporation (the "Corporation"), which proposes to file a Form SB-2 Registration Statement under the provisions of the Securities Act of 1933 with the Securities and Exchange Commission, Washington D.C., hereby constitutes and appoints Ronald
K. Lohrding, with full power of substitution and resubstitution, as attorney to sign for the undersigned in any and all capacities such Registration Statement on Form SB-2 and any and all amendments thereto, and any and all applications or other documents to be filed pertaining to such Registration Statement on Form SB-2 with the Securities and Exchange Commission and with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or any of his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     Executed this 29th day of June, 2000.

                                         /s/ Oton Tisch
                                         -----------------------------
                                         OTON TISCH